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                                                                  Exhibit 99.A

                        AGREEMENT DATED AUGUST 10, 2000

                        RE: JOINT FILING OF SCHEDULE 13D


        The undersigned hereby agree that:

        (i) each of them is individually eligible to use the Schedule 13D attached hereto;

        (ii)    the attached Schedule 13D is filed on behalf of each of them;
and

        (iii)   each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information therein concerning him or itself; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless he or it knows or has reason to believe that such information is inaccurate.

                                    CITIGROUP INC.


                                    By: /s/ Joseph B. Wollard
                                       ----------------------
                                       Name:  Joseph B. Wollard
                                       Title: Assistant Secretary

                                    CITIGROUP HOLDINGS COMPANY


                                    By: /s/ Kenneth Cohen
                                       ----------------------
                                       Name:  Kenneth Cohen
                                       Title: Assistant Secretary

                                    CITICORP


                                    By: /s/ Joseph B. Wollard
                                       ----------------------
                                       Name:  Joseph B. Wollard
                                       Title: Assistant Secretary

                                    399 VENTURE PARTNERS, INC.


                                    By: /s/ Michael Bradley
                                       ----------------------
                                       Name:  Michael Bradley
                                       Title: Vice President

                                    CITICORP VENTURE CAPITAL, LTD.


                                    By: /s/ Michael Bradley
                                       ----------------------
                                       Name:  Michael Bradley
                                       Title: Vice President

                                    CITIBANK, N.A.


                                    By: /s/ Joseph B. Wollard
                                       ----------------------
                                       Name:  Joseph B. Wollard
                                       Title: Assistant Secretary